Execution Copy

Exhibit 10.32

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of April 30, 2010, is made by PACIRA PHARMACEUTICALS, INC., a California corporation (“Grantor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as agent (in such capacity, together with any successors, endorsees and assigns, the “Agent”) for itself and the lenders from time to time party to the Loan Agreement hereinafter defined (collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, Grantor, Agent and Lenders are parties to the Loan and Security Agreement, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have agreed to provide to Grantor certain loans and other extensions of credit in accordance with the terms and conditions thereof; and

WHEREAS, pursuant to the Loan Agreement, Grantor is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and to induce Agent and Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees with the Agent as follows:

Section 1.    Defined Terms. Capitalized terms used herein without definition are used as defined in the Loan Agreement.

Section 2.    Grant of Security Interest in Intellectual Property Collateral. Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations hereby mortgages, pledges and hypothecates to Agent, for the benefit of itself and Lenders, and grants to Agent, for the benefit of itself and Lenders, a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of Grantor (the “Intellectual Property Collateral”):

(a)    all of its trade secrets and rights under any written agreement granting any right to use trade secrets;

(b)    all of its copyrights and rights under any written agreement granting any right to use copyrights, including, without limitation, those referred to on Schedule 1 hereto, together with all renewals, reversions and extensions of the foregoing;

(c)    all of its trademarks and rights under any written agreement granting any right to use trademarks, including, without limitation, those referred to on Schedule 2 hereto, together with all renewals, reversions and extensions of the foregoing;

(d)    all goodwill of the business connected with the use of, and symbolized by, each such trademark covered by clause (c) above;

(e)    all of its US patents and rights under any written agreement granting any right to use US patents, including, without limitation, those owned by Grantor referred to on Schedule 3 hereto, together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

(f)    all of its US patent applications and rights under any written agreement granting any right to use US patent applications, including, without limitation, those owned by Grantor referred to on Schedule 4 hereto, together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

(g)    all of its PCT patent applications and rights under any written agreement granting any right to use PCT patent applications, together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

(h)    all of its foreign patents and patent applications, and rights under any written agreement granting any right to use foreign patents and patent applications, together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

(i)    all applications, registrations, claims, products, awards, judgments, amendments, improvements and insurance claims related thereto now or hereafter owned or licensed by Grantor, or any claims for damages by way of any past, present, or future infringement of any of the foregoing, together with all accessions and additions thereto, proceeds and products thereof (including, without limitation, any proceeds resulting under insurance policies); provided, further, that the Intellectual Property Collateral shall include, without limitation, all cash, royalty fees, other proceeds, accounts and general intangibles that consist of rights of payment to or on behalf of Grantor or proceeds from the sale, licensing or other disposition of all or any part of, or rights in, the Intellectual Property Collateral by or on behalf of Grantor; and

(j)    all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Notwithstanding the foregoing the term “Intellectual Property Collateral” shall not include and shall exclude all Excluded Assets.

Section 3.    Loan Agreement. The security interest granted pursuant to this Agreement is granted in conjunction with, and is in no way limiting, the security interest granted to Agent, for the benefit of itself and Lenders, pursuant to the Loan Agreement, and Grantor hereby acknowledges and agrees that the rights and remedies of Agent and Lenders with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of each of which are incorporated by reference herein as if fully set forth herein.

Section 4.    Grantor Remains Liable. Grantor hereby agrees that, anything herein to the contrary notwithstanding, Grantor shall retain full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Intellectual Property subject to a security interest hereunder.

Section 5.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 6.    Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages Follow]

In witness whereof, Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

PACIRA PHARMACEUTICALS, INC.

By:	/s/ James Scibetta
Name:	James Scibetta
Title:	Chief Financial Officer

ACCEPTED AND AGREED

as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION,

as Agent,

By:	/s/ R. Hanes Whiteley
Name:	R. Hanes Whiteley
Title:	Duly Authorized Signatory

5

Schedule 1

to

Intellectual Property Security Agreement

None.

Schedule 2

to

Intellectual Property Security Agreement

US Trademarks – Registered or Applications Pending

Mark	Country	Class	App #	Filing Date	Reg #	Reg Date	Status
DEPOBUPIVACAINE	United States	5			3335843	11/13/07	Section 8 Affidavit due 11/13/13
DEPOCYT	United States	5			2390316	09/26/00	Renewal due 09/26/10
DEODUR	United States	5			2983713	08/09/05	Section 8 Affidavit due 08/09/11
DEPODUR and design [GRAPHIC APPEARS HERE]	United States	5			3252733	06/19/07	Section 8 Affidavit due 06/19/13
DEPODUR and design [GRAPHIC APPEARS HERE]	United States	16			3127414	08/08/06	Section 8 Affidavit due 08/08/12
DEPOFOAM	United States	5			3325579	10/30/07	Section 8 Affidavit due 10/30/13
DEPOFOAM	United States	40, 42			2443719	04/17/01	Renewal due 04/17/11
PACIRA	United States	5			3648129	06/30/09	Section 8 Affidavit due 06/30/15
PACIRA	United States	42			3651782	07/07/09	Section 8 Affidavit due 07/07/15

Schedule 3

to

Intellectual Property Security Agreement

US Patents – Registered

Method for Treating Neurological Disorders
UNITED STATES	008001	PCIRA.006A	NEW	05/14/1993	08/062,799	10/03/1995	5,455,044	05/14/2013	ISSUED
UNITED STATES	008002.DIV1	PCIRA.006DVI	DIV	06/07/1995	08/484,501	11/19/1996	5,576,018	11/19/2013	ISSUED

Uniform Spherical Multilamellar Liposomes of Defined and Adjustable Size Distribution
UNITED STATES	009001	PCIRA.7CP1CP1	NEW	04/25/1990	07/514,665	12/22/1992	5,173,219	12/22/2009	ISSUED

Heterovesicular Liposomes (to 020001)
UNITED STATES	016001	PCIRA.9CP1CP1	NEW	06/16/1993	08/078,701	06/06/1995	5,422,120	06/16/2013	ISSUED

Preparation of Multivesicular Liposomes for Controlled release of Biologically Active Compounds
UNITED STATES	019001	PCIRA.012A	NEW	09/13/1994	08/305,158	11/30/1999	5,993,850	11/30/2016	ISSUED

Heterovesicular Liposomes
UNITED STATES	020001	PCIRA.9CPCPCP	CIP	02/23/1995	08/393,724	11/19/1996	5,576,017	06/06/2012	ISSUED

Epidural Administration of Therapeutic Compounds with Sustained Rate of Release
UNITED STATES	021001	PCIRA.013A	NEW	07/14/1995	08/502,569	08/03/1999	5,931,809	07/14/2015	ISSUED
UNITED STATES	021002	PCIRA.013C1	CON	09/16/1997	08/931,867	08/06/2002	6,428,529	07/14/2015	ISSUED

Multivesicular Liposomes for Controlled Release of Encapsulated Biologically Active Substances
UNITED STATES	022002.DIV1	PCIRA.5CPCDV1	DIV	03/20/1998	09/045,236	10/17/2000	6,132,766	11/16/2013	ISSUED

Multivesicular Liposomes for Controlled Release of Encapsulated Biologically Active Substances
UNITED STATES	023001	PCIRA.005CP2C1	R62	05/23/1997	08/862,589	06/16/1998	5,766,627	11/16/2013	ISSUED

Multivesicular Liposomes Having a Biologically Active Substance Encapsulated Therein in the Presence of a Hydrochloride
UNITED STATES	024001	PCIRA.8PPCPCCP	CIP	06/06/1995	08/473,019	09/15/1998	5,807,572	09/15/2015	ISSUED

Multivesicular Liposomes Having a Biologically Active Substance Encapsulated Therein in the Presence of a Hydrochloride
UNITED STATES	025001	PCIRA.8CPPCPCCP	CIP	06/06/1995	08/472,126	03/03/1998	5,723,147	03/03/2015	ISSUED

Cyclodextrin Liposomes Encapsulating Pharmacologic Compounds and Methods for Their Use
UNITED STATES	027001	PCIRA.010NP	CIP	12/21/1995	08/535,256	06/02/1998	5,759,573	04/22/2014	ISSUED

Method for Producing Liposomes with Increased Percent of Compound Encapsulated
UNITED STATES	030001	PCIRA.018A	NEW	10/01/1996	08/723,583	12/07/1999	5,997,899	10/01/2016	ISSUED
UNITED STATES	030002.DIV1	PCIRA.018DV3	DIV	11/01/1999	09/431,525	01/09/2001	6,171,613	10/01/2016	ISSUED
UNITED STATES	030003.DIV1	PCIRA.018DV1	DIV	11/01/1999	09/431,523	02/27/2001	6,193,998	10/01/2016	ISSUED
UNITED STATES	030005.CON1	PCIRA.018C1	CON	12/06/1999	09/454,521	06/05/2001	6,241,999	16/01/2016	ISSUED

Method for Utilizing Neutral Lipids to Modify In Vivo Release from Multivesicular Liposomes
UNITED STATES	033001	PCIRA.021A	NEW	01/31/1997	08/792,566	04/06/1999	5,891,467	01/31/2017	ISSUED
UNITED STATES	033002	PCIRA.021DV1	DIV	11/19/1997	08/974,296	10/05/1999	5,962,016	01/31/2017	ISSUED

Modulation of Drug Loading in Multivesicular Liposomes
UNITED STATES	039001	PCIRA.015A	NEW	09/08/1997	08/925,532	08/22/2000	6,106,858	09/08/2017	ISSUED

Sustained Release Liposomal Anesthetic Compositions
UNITED STATES	041US1	PCIRA.014A	FCA	09/18/1998	09/156,214	04/04/2000	6,045,824	09/18/2018	ISSUED

Biodegradable Compositions for the Controlled Release of Encapsulated Substances
UNITED STATES	051001	PCIRA.020A	FCA	07/16/1999	09/356,218	08/21/2001	6,277,413	07/16/2019	ISSUED
UNITED STATES	051002.DIV1	PCIRA.020DV1	DIV	05/17/2001	09/859,847	09/21/2004	6,793,938	08/14/2019	ISSUED

Schedule 4

to

Intellectual Property Security Agreement

US Patents: Pending

Sustained Release Liposomal Anesthetic Compositions
UNITED STATES	041002.CONWO	PCIRA.014C1	DCA	04/01/2005	11/097,756	PENDING

Production of Multivesicular Liposomes
UNITED STATES	043002	PCIRA.019C1	FCA	02/25/2007	11/678,615	PENDING

Encapsulation of Nanosuspensions in Liposomes and Microspheres
UNITED STATES	080001	PCIRA.017A	FCA	05/31/2002	10/161,969	PENDING

Process for Manufacturing Multivesicular Liposomes
UNITED STATES	096PO1		NEW			PROPOSED

Hyaluronidase As An Adjuvant For Increasing The Injection Volume And Dispersion Of Large Diameter Synthetic Membrane Vesicles Containing A Therapeutic Agent
UNITED STATES	032PR	PCIRA.032PR	PRO	05/29/2009	61/182367	PENDING